THE GLOBAL GOVERNMENT PLUS FUND, INC.
                                ONE SEAPORT PLAZA
                              NEW YORK, N.Y. 10292

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ----------------------------------------


    To our Stockholders:


    Notice is hereby given that the 1994 Annual Meeting of Stockholders of The Global Government Plus Fund, Inc. (the "Fund") will be held on June 22, 1995, at 11:00 A.M., at 199 Water Street, New York, New York 10292, for the following purposes:


        1. To elect three Directors.

        2. To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for the calendar year ending December 31, 1995.

        3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on April 28, 1995 as the record date for the determination of stockholders entitled to vote at the Meeting or any adjournment thereof.

                                                        S. Jane Rose
                                                          Secretary

Dated: May 8, 1995


- --------------------------------------------------------------------------------
        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
- --------------------------------------------------------------------------------

                      THE GLOBAL GOVERNMENT PLUS FUND, INC.
                                ONE SEAPORT PLAZA
                              NEW YORK, N.Y. 10292

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


    This Proxy Statement is furnished by the Board of Directors of The Global Government Plus Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on June 22, 1995 at 11:00 A.M. at 199 Water Street, New York, New York 10292, the Fund's principal executive office. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.


    The most recent annual and semi-annual report for the Fund has previously been sent to stockholders and may be obtained without charge by writing the Fund at One Seaport Plaza, New York, New York 10292 or by calling 1-800-225-1852.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of directors, for the change in the Fund's investment objective, and for the selection of the independent accountants. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment.

    If a Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered not to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business and be deemed not cast with respect to such proposal. If no instructions are received by the broker or nominee from the shareholder with reference to routine matters, the shares represented thereby may be considered for purposes of determining the existence of a quorum for the transaction of business and will be deemed cast with respect to such proposal. Also, a properly executed and returned Proxy marked with an abstention will be considered present at the Meeting for the purposes of determining the existence of a quorum for the transaction of business.

However, abstentions and broker "non-votes" do not constitute a vote "for" or "against" the matter, but have the effect of a negative vote on matters which require approval by a requisite percentage of the outstanding shares.


    The close of business on April 28, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 45,642,508 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders of record on or about May 9, 1995.

    As of the record date for the Meeting, the only holder of record of more than 5% of the outstanding shares of the Fund was Cede & Co., P.O. Box 20, Bowling Green Station, New York, N.Y. 10004, which held, solely of record on behalf of other persons 39,233,637 shares or 86% of the outstanding shares of the Fund.

    The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Prudential Mutual Fund Management, Inc. ("PMF" or the "Manager"), Prudential Securities Incorporated or of a proxy solicitation firm engaged by PMF.


    Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, serves as the Fund's Manager under a management agreement dated as of April 28, 1988 (the "Management Agreement"). Investment advisory services are provided to the Fund by PMF through its affiliate, The Prudential Investment Corporation ("PIC" or the "Subadviser"), Prudential Plaza, Newark, New Jersey 07102, under a Subadvisory Agreement. Both PMF and PIC are indirect subsidiaries of The Prudential Insurance Company of America. As of April 30, 1995, PMF served as the manager to 39 open-end investment companies, and as manager or administrator to 30 closed-end investment companies with aggregate assets of more than $46 billion. The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

    The Fund's Articles of Incorporation provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. In general, each Director, after a transition period, serves for a term of three years with one class being elected each year. Each year the term of office of one class will expire.


    The Board of Directors currently is comprised of 8 members, divided into three classes with their terms of office fixed as follows: Class I: Messrs. Beach, Lennox, and McQuade-whose term expires in 1995; Class II: Messrs. Jacobs and Mooney-whose term expires in 1996; and Class III: Messrs. McCorkindale, Redeker, and Weil-whose term expires in 1997. Mr. McQuade is not standing for relection.

    At the Meeting, two Class I Directors are proposed for election, each to hold office for a term of three years, until 1998 and until their successors have been duly elected and qualified. Because of the Fund's retirement policy, Donald D. Lennox, who is currently a Class I Director has been nominated for reelection as a Class III Director to hold office for a term of two years, until 1997. In order to maintain as nearly equal in number of directors as possible in each class, Richard A. Redeker who is currently a Class III Director has been nominated for reelection as a Class I Director. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Edward
D. Beach and Richard A. Redeker as Class I Directors and Donald D. Lennox as a Class III Director. Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected. Mr. Jacobs has served as a Director since April 20, 1987; Messrs. McCorkindale, Mooney, Beach, Lennox and Weil have served as Directors since June 2, 1987; Mr. Redeker has served as a Director since November 9, 1993.


    The Directors have no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend. All of the Fund's Directors were previously elected by the Fund's stockholders.

    The following table sets forth certain information concerning each of the nominees as a Director of the Fund and each Director of the Fund.

                         INFORMATION REGARDING DIRECTORS

           Class I (Nominated to be Elected for Term Expiring in 1998)

                                                                                Shares of
        Name, age, business experience                       Position          Common Stock
         during the past five years                            with              Owned at
           and other directorships                             Fund           April 28, 1995
           -----------------------                             ----           --------------




Edward D. Beach  (70),  President  and  Director of BMC       Director              -0-
  Fund, Inc., a closed-end  investment  company;  prior
  thereto,   Vice   Chairman  of   Broyhill   Furniture
  Industries,   Inc.;   Certified  Public   Accountant;
  Secretary   and   Treasurer   of   Broyhill    Family
  Foundation, Inc; President, Treasurer and Director of
  First  Financial  Fund,  Inc. and The High Yield Plus
  Fund, Inc.;  President and Director of Global Utility
  Fund, Inc.;  Director/Trustee of 20 Prudential Mutual
  Funds.




*Richard A. Redeker (51),  President,  Chief  Executive       Director              -0-
  Officer  and  Director  (since  October  1993),  PMF;
  Executive Vice President,  Director and Member of the
  Operating Committee (since October 1993),  Prudential
  Securities;   Director   (since   October   1993)  of
  Prudential  Securities Group,  Inc. (PSG);  Executive
  Vice    President,    The    Prudential    Investment
  Corporation;    Director    (since   January   1994);
  Prudential Mutual Fund Distributors,  Inc.;  Director
  (since   January   1994),   Prudential   Mutual  Fund
  Services,   Inc.;   formerly  Senior  Executive  Vice
  President and Director of Kemper Financial  Services,
  Inc. (September  1978-September 1993);  President and
  Director/Trustee of 36 Prudential Mutual Funds.


                                                                                Shares of
        Name, age, business experience                       Position          Common Stock
         during the past five years                            with              Owned at
           and other directorships                             Fund           April 28, 1995
           -----------------------                             ----           --------------


                        Class II (Term Expiring in 1996)


*Harry A. Jacobs,  Jr. (73),  Senior  Director  (since        Director               -0-
  January  1986) of  Prudential  Securities;  formerly
  Interim Chairman and Chief Executive  Officer of PMF
  (June-September  1993);  Chairman  of the  Board  of
  Prudential  Securiites  (1982-1985)  and Chairman of
  the Board and Chief Executive Officer of Bache Group
  Inc.   (1977-1982);   Director  of  the  Center  for
  National Policy;  Director/Trustee  of 26 Prudential
  Mutual Funds.


Thomas  T.  Mooney  (53),  President  of  the  Greater        Director              2354
  Rochester   Metro   Chamber  of   Commerce;   former
  Rochester  City  Manager;   Trustee  of  Center  for
  Government Research, Inc.; Director of Blue Cross of
  Rochester, Monroe County Water Authority,  Rochester
  Jobs,  Inc.,  Executive  Service Corps of Rochester,
  Monroe County  Industrial  Development  Corporation,
  Northeast Midwest Institute;  Director/Trustee of 17
  Prudential Mutual Funds.


                        Class III (Term Expiring in 1997)



Donald D. Lennox (76),  Chairman (since February 1990)        Director              3668
  and  Director  (since  April 1989) of  International
  Imaging  Materials,  Inc.;  Retired Chairman,  Chief
  Executive   Officer   and   Director   of   Schlegel
  Corporation   (industrial    manufacturing)   (March
  1987-February    1989);    Director    of    Gleason
  Corporation, and Personal Sound Technologies,  Inc.;
  Director/Trustee of 10 Prudential Mutual Funds.

Douglas H. McCorkindale  (55), Vice Chairman,  Gannett        Director              -0-
  Co., Inc. (publishing and media) (since March 1984);
  Director of Gannett Co., Inc., Frontier  Corporation
  and Continential Airlines, Inc.; Director/Trustee of
  7 Prudential Mutual Funds.


                                                                                Shares of
        Name, age, business experience                       Position          Common Stock
         during the past five years                            with              Owned at
           and other directorships                             Fund           April 28, 1995
           -----------------------                             ----           --------------



Louis A.Weil, III (54), Publisher and Chief Executive         Director              -0-
  Officer,  Phoenix  Newspaper,  Inc.  (since  August
  1991); Director of Central Newspapers,  Inc. (since
  September 1991);  prior thereto,  Publisher of Time
  Magazine (May 1989-March 1991); formerly President,
  Publisher  & CEO  of  The  Detroit  News  (February
  1986-August 1989);  formerly member of the Advisory
  Board,     Chase    Manhattan     Bank-Westchester;
  Director/Trustee  of  12 Prudential  Mutual Funds.



- --------------
*Indicates "interested person", as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Messrs. Redeker and Jacobs are deemed to be "interested persons" by reason of their affiliations with Prudential Securities.



    The Directors and officers of the Fund as a group owned beneficially 6022 shares of common stock of the Fund, representing less than 1% of the outstanding shares of the Fund, at April 28, 1995.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.


    The Fund pays each of its Directors who is not an affiliated person (as defined in the Investment Company Act) of the Manager an annual fee ofUS$10,000, plus US$1,250 for each Board meeting attended in person. The Fund will reimburse all Directors for their out-of-pocket travel expenses. For the year ended December 31, 1994, the Fund paid approximately $1000 in out of pocket travel expenses.


    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund. For the year ended
December 31, 1994, no director elected to participate in a deferred fee agreement with the Fund.

    The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1994 and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the fiscal year ended December 31, 1994.


                            Compensation Table

                                                                                      Total
                                            Pension or                            Compensation
                                            Retirement                              From Fund
                            Aggregate     Benefits Accrued   Estimated Annual        and Fund
                           Compensation   As Part of Fund      Benefits Upon       Complex Paid
Name and Position           From Fund        Expenses           Retirement         to Directors
- -----------------           ---------        --------           ----------         ------------


Edward D. Beach-Director     $15,000           None                N/A             $159,000(20)*
Donald D. Lennox-Director    $15,000           None                N/A             $ 90,000(10)*
Douglas H. McCorkindale-
  Director                   $15,000           None                N/A             $ 60,000(7)*
Thomas T. Mooney-
  Director                   $15,000           None                N/A             $126,000(17)*
Louis A. Weil, III-Director  $15,000           None                N/A             $ 97,500(12)*

- ----------
*Indicates number of funds in Fund Complex to which aggregate compensation relates.


    There were nine meetings of the Fund's Board of Directors held during the year ended December 31, 1994, of which four were regularly scheduled meetings. The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee consists of the non-affiliated Directors of the Fund, Messrs. Beach, Lennox, McCorkindale, Mooney and Weil. The Audit Committee met twice during the year ended December 31, 1994. For the year ended December 31, 1994, all Directors except Harry A. Jacobs, Jr. attended 75% or more of the aggregate of the total number of meetings of the Board of Directors.


    The executive  officers of the Fund, other than as shown above,  are: Robert
F. Gunia, Vice President and S. Jane Rose, Secretary, having held such offices since June 4, 1987, Susan C. Cot(acute accent)e, Treasurer having held such office since February 15, 1990, and Marguerite E. H. Morrison, Assistant Secretary, having held such office since May 15, 1991. Mr. Gunia is 48 years old and is currently Chief Administrative Officer (since July 1990), Director and Executive Vice President, Treasurer and Chief Financial Officer of PMF, and a Senior Vice President of Prudential Securities. He is also Vice President and Director (since May 1989) of The Asia Pacific Fund, Inc. Ms. Cot(acute accent)e is 40 years old and is Chief Operating Officer and Managing Director, Prudential Investment Advisors, and Vice President of Prudential Investment Corporation. Prior thereto, she was a Senior Vice President (January 1989-February 1995) of PMF and a Senior Vice President (January 1992-February 1995) of Prudential Securities. Ms. Rose is 49 years old and is Senior Vice President (since January
1991), Senior Counsel and Assistant Secretary of PMF and a Senior Vice President and Senior Counsel of Prudential Securities. She was previously a First Vice President (June 1987-December 1990) of PMF and a Vice President and Associate General Counsel of Prudential Securities. Ms. Morrison is 38 years old and is a Vice President and Associate General Counsel (since June 1991) of PMF and a Vice President and Associate General Counsel of Prudential Securities. The executive officers of the Fund are elected annually by the Board of Directors.

    Directors must be elected by a vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote thereupon.

    THE DIRECTORS OF THE FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THIS PROPOSAL NO 1.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (Proposal No. 2)

    A majority of the members of the Board of Directors who are not interested persons of the Fund have selected Price Waterhouse LLP as independent accountants for the Fund for the year ending December 31, 1995. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is the intention of the persons named in the accompanying proxy to vote for the ratification of the selection of Price Waterhouse LLP unless stockholders express a contrary choice in their proxies. No representative of Price Waterhouse LLP is expected to be present at the Annual Meeting of Stockholders.

    The Board of Directors' policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meets any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

    The affirmative vote of at least a majority of the shares present, in person or by proxy and entitled to vote thereupon, at the meeting is required for ratification.

    THE DIRECTORS OF THE FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                                  OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                             STOCKHOLDERS' PROPOSALS

    A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1996 must be received by the Fund on or before February 22, 1996, in order to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                           S. Jane Rose
                                           Secretary

Dated: May 8, 1995



    STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY                                                                      PROXY

                              THE GLOBAL GOVERNMENT
                                 PLUS FUND, INC.
                                One Seaport Plaza
                            New York, New York 10292

          This Proxy is Solicited on behalf of the Board of Directors.

The undersigned  hereby appoints S. Jane Rose, Robert F. Gunia and Marguerite E.
H. Morrison and each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Global Government Plus Fund, Inc. held of record by the undersigned on April 28, 1995 at the Annual Meeting of Stockholders to be held on June 22, 1995, or any adjournment thereof. This proxy, when properly executed, will be voted in the manner described herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

  -----------------------------------------------------------------------------
   PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE
  -----------------------------------------------------------------------------

  Please sign this Proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Attorneys, executors, administrators, trustees or guardians should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

 ------------------------------------------------------------------------------

                            HAS YOUR ADDRESS CHANGED?

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
left side



[X] PLEASE MARK VOTES AS IN
    THIS EXAMPLE

                                         With-    For All
                               For       hold      Except
 1.)   Election of Directors  [   ]     [     ]  [       ]

        Nominees: Class I (term expiring in 1998)
                  Edward D. Beach, and
                   Richard A. Redeker

            Class III (term expiring in 1997)
                    Donald D. Lennox


If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).



- ------------------------------------------------------------------------------
Please be sure to mark, sign, date and return this Proxy card             Date
promptly using the enclosed envelope.
- ------------------------------------------------------------------------------




- --------Shareholder sign here----------------------------Co-owner sign here---





Right side


                                                  For       Against     Abstain
                                                [     ]    [       ]    [      ]

2.) To  ratify  the  selection  of Price
Waterhouse LLP as independent public accountants for the year ending December
31, 1995.


3.) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.



                     THE GLOBAL GOVERNMENT PLUS FUND, INC.
                                    P R O X Y

NOTE:
Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Mark box at right if address change is noted on the        [     ]
reverse side of this card.


                RECORD DATE SHARES:

                         Many shareholders think their votes are not important.

                         On the contrary, they are vital.

The Global Government
   Plus Fund, Inc.       The  Annual  Meeting  on June 22,  1995 will have to be
       Needs             adjourned without  conducting any business if less than
   Your Proxy Vote       a majority of the eligible shares are represented.  The
      Before             Fund, at shareholders'  expense,  will have to continue
    June 22, 1995        to solicit votes until a quorum is obtained. Your vote,
                         then, could be critical in allowing the Fund to hold the Meeting as scheduled. So please return your proxy card as soon as possible. All shareholders will benefit from your cooperation. Thank you.